Exhibit 3.1




                               SECRETARY OF STATE

                                      (SEAL
                         THE GREAT SEAL OF THE STATE OF
                                     NEVADA)

                                 STATE OF NEVADA




                                CORPORATE CHARTER



I, DEAN HELLER the duly elected and qualified Nevada Secretary of State, do hereby certify that AMERICAN BUSING CORPORATION did on August 3, 2002 file in this office the original Articles of Incorporation; that said Articles are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

                                 IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office, in Las, Vegas, Nevada, on August 5, 2002.


                                 /s/ Dean Heller

                                 DEAN HELLER
                                 Secretary of State



                                 By  /s/ Marci Colton
                                 Certification Clerk
(SEAL)

                                                                FILED: #09484-02
                                                                Office Use Only
                                                                AUG 05 2002
       DEAN HELLER                           Articles
(SEAL) Secretary of State                of Incorporation
       202 North Carson Street,        (PURSUANT TO NRS 78)
       Carson City, Nevada
       89701-4201                   Important: Read attached instructions before
       (775) 884-5706                          completing

1.  Name of Corporation American  Busing Corporation
                        --------------------------------------------------------
                        NAME

2. Resident Agent Name  Incorp Services, Inc.
and Street Address:     PHYSICAL STREET ADDRESS     CITY                  ZIP
(Must be a Nevada       3675 Pecos-McLeod,       Las Vegas   Nevada   89121-3881
address where process   Suite 1400
may be served)
                        ADDITIONAL MAILING ADDRESS  CITY        STATE     ZIP

                        --------------------------------------------------------

3.  Shares:             Number of Shares                    Number of Shares
(No of shares corpor-   with par value        Par Value     Without par value
ation authorized to     75,000,000            $0.001        none
issue)
                        --------------------------------------------------------

4.  Names, Addresses    The First Board of Directors shall consist of  one
Number of Board of      members whose names and addresses are as follows:
Directors/Trustees:
                        1. NAME  Perry Ceccarelli

                        STREET ADDRESS              CITY        STATE     ZIP
                        20346 North 78th Street     Scottsdale  Arizona   85250

                        2. NAME

                        STREET ADDRESS              CITY        STATE     ZIP


                        3. NAME

                        STREET ADDRESS              CITY        STATE     ZIP


                        4. NAME

                        STREET ADDRESS              CITY        STATE     ZIP

                        --------------------------------------------------------
5.  Purpose             The purpose of this corporation shall be
(Optional-See
instructions)           All legal purposes.
                        --------------------------------------------------------
6.  Other Matters:
(See instructions)      Number of additional pages:  none
                        --------------------------------------------------------
7.  names, Addresses    Kevin C. Mellor             /s/ Kevin C. Mellor
and Signatures of                                   ----------------------------
Incorporators:          NAME                        Signature
(If more than two       STREET ADDRESS              CITY        STATE     ZIP
incorporators please    Suite #4 Temple Building,   Charlestown Nevis     N/A
attach additional       main and Prince William Sts
pages)

                                                    ----------------------------
                        NAME                        Signature
                        STREET ADDRESS              CITY        STATE     ZIP


                        --------------------------------------------------------
8.  Certificate of      Jennifer Reutino on behalf
Acceptance of           of Incorp. Serivces, Inc.     hereby accepts appointment
Appointment of                                        as Resident Agent for the
Resident Agent:                                       above named corporation.


                        ------------------------------
                        Authorized Signature of  or On       Date
                        Behalf of Company

                        --------------------------------------------------------
This form must be accompanied by appropriate fees.  See attached fee schedule.

NAME: AMERICAN BUSING CORPORATION

FILE TYP/NR C   0194S4-2002 ST NEVADA         INC ON AUG 5, 2002 FOR PERPETUAL
  STATUS: ARTICLES FILED         08-05-02    NUMBER OF PAGES FILED:   1    MDC
       TYPE: REGULAR
 PURPOSE: ALL LEGAL ACTIVITIES
          $175 1CC  P/U                      CAPITAL:          $75 000
PAR SHRS:       75,000,000    PAR VAL:    $.001       NR NO PAR SHARES:
  RA NBR:    82445
        NO OFFICERS LISTED                                   ARTICLES F
 RA     INCORP SERVICES, INC.               SUITE 1400         ACCEPTED   080502
   3675 PECOS-MCLEOD                  LAS VEGAS                  NV 89121 + 3881
FILER   INCORP SERVICES, INC.               SUITE 1400
   3675 PECOS-MCLEOD                  LAS VEGAS                  NV 89121 + 3881










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Date:  08/06/02 Time:  09:01:27